                                                                   EXHIBIT 10.38

                      SALE AND PURCHASE CONTRACT # 04-KP/04

     Moscow                                                   September 02, 2004

     Closed joint-stock company "RosT.S." hereinafter referred to as the
Sellers, in the person of the Head of Financial department Mr. Denisevich Jury
Valentinovich, acting the basis of the Power of attorney dated October 01st,
2002 # 31, on the one hand, and

     Closed joint-stock company "CTC-Region" hereinafter referred to as the
Buyers, in the person of General director Mr. Khanumyan Vladimir Sergeevich, acting on the basis of the Charter, on the other hand, jointly referred to as the "Parties", have concluded the present Contract on the following:

                           I. SUBJECT OF THE CONTRACT

     1.1. The Sellers shall transfer, and the Buyers shall accept in ownership and pay on conditions of the present Contract the following securities, participation share in the charter capital of economic societies and the technical equipment (further jointly referred to as "Property"):

     1.1.1. 100 (a hundred) registered ordinary uncertified shares of Closed joint-stock company ((Nevsky channel)) (5, Ordinarnaya Str., 197136,
St.-Petersburg) with a par value of 500 (five hundred) roubles each constituting
100 % of the charter capital of this Company (emission state registration number of release: 72-1-5388).

     1.1.2. 25 (twenty five) registered ordinary uncertified shares of Closed joint-stock company "Television company "VarianT" (19, Baumana Str., 420111,
Kazan) with a par value of 1,000 (one thousand) roubles each constituting 50%
of the charter capital of this Company (emission state registration release: 11-1-2243).

     1.1.3. A participation share in the charter capital of Society with limited responsibility "Television company "T-8" (80"A", Gagarina boulevard, 614077,
Perm) with a par value of 260,000 (Two hundred sixty thousand) roubles constituting 100 % of the charter capital of this Company.

     Economic societies specified in the present paragraph of the Contract shall be jointly referred to as the "Companies", joint-stock companies further be referred to as the in the further are called "Issuers", and Issuers' securities
- "SP(1)".

     1.1.4. The Technical equipment pursuant to Appendix 1 to the present
Contract.

                          2. WARRANTIES AND GUARANTEES

     2.1. The Buyers and the Sellers shall warrant that they possess legal capacity to conclude the present Contract, and persons who signed it have powers and authorities thereto.

     2.2. The Sellers shall warrant and guarantee that as of the date of signing the present Contract and for the moment of transfer of ownership right to the
Property from the Sellers to the Buyers:

     2.2.1. The Property shall belong to the Sellers on the ownership right, fully paid for, assigned to nobody, not under mortgage, not in custody or in fiduciary management, free from any demands or rights of third parties, including from any proprietary rights, option or any other encumbrance, as well as not subject to any prohibition or restriction;

     2.2.2. Companies shall be properly created, registered with all state authorities and conduct business according to the legislation of the Russian
Federation on economic societies. Companies shall not be under the process of reorganization, bankruptcy, liquidation or other similar procedures; and there was no decision adopted regarding the Companies by any management body or state authority on initiating the process of reorganization, bankruptcy, liquidation or other similar procedures;

     2.2.3. There are no circumstances that are known or should be known to the
Sellers, that

----------
(1)  SP = Security papers

could influence on the adopting the decision by the Buyer t acquire the Property on the conditions of the present Contract and have not been advised to the
Buyer;

     2.2.4. Companies shall legally possess all necessary effective licenses, sanctions and certificates of the Ministry of the Russian Federation on affairs of the press, tele-radio broadcasting and mass communication, Ministry of information technologies and communication of the Russian Federation,
Gossvyaznadzor and all other state authorities for conducting television broadcasting, except for the Gossvyaznadzor license for OOO "Television company
"T-8". All licenses, sanctions and certificates have been obtained pursuant to the current legislation, are valid and not suspended, terminated or withdrawn.
The Companies shall comply with all requirements and conditions of the licenses, sanctions and certificates;

     2.2.5. The Companies shall possess the ownership right for the technical equipment necessary for conducting the activity on television broadcasting excluding the equipment specified in Appendix 1 to present Contract. Technical equipment of the Companies assigned to nobody, not under mortgage, not in custody or in fiduciary management, free from any demands or rights of third parties, including from any proprietary rights, option or any other encumbrance, as well as not subject to any prohibition or restriction. No object shall have any defects (both obvious, and hidden), services according to the usual branch practice, is in the operating condition (subject to normal deterioration) and is suitable for current target use;

     2.2.6. The Companies shall have no unperformed obligations (debts) before physical persons or legal entities, including (i) any agreements, contracts or other documents, upon which the Companies borrowed money resources or issued promissory notes, debentures, bonds or other confirmations of indebtedness in favour of any person; (ii) any agreements, contracts or other documents, upon which (A) any person directly or indirectly guaranteed any indebtedness or obligations of the Companies or (B) the Companies directly or indirectly guaranteed any debts or obligations of any other person; as well as (iii)
mortgage bonds, mortgage or guarantee contracts, contracts on fiduciary property or other documents upon which the right is granted to retain essential objects of the Companies' movables or essential objects of the Companies' immovables;
(iv) indebtedness on payment of taxes, fees, duties, penalties or others obligatory payments, except for the promissory notes specified in para 1.2. of
Contract on sale and purchase of promissory notes # 22-B/04 dated September 2,
2004 and in para 1.2. of Contract on sale and purchase of promissory notes #
23-B/04 dated September 2, 2004, as well as indebtedness resulted from conducting current operational activity;

     2.2.7. There are no initiated or considered court, administrative or any other proceedings, that can result in deterioration of the Companies' financial status.

     2.3. Indemnification for infringement of guarantees.

     2.3.1. Should any assurances and/or guarantees be violated, the Sellers shall indemnify and compensate to the Buyers any and all Losses of the Buyers
(the term is defined in para 2.3.2.).

     2.3.2. The term ((Losses of the Buyers)) shall mean all the Losses suffered by the Buyers or a Company that resulted from or directly or indirectly occurred in connection to: (I) any infringement of warranties and guarantees of the
Sellers included into the present Contract; (2) any essential infringement of any obligation of the Sellers under the conditions of the present Contract; or
(3) any claim of any third parties based on the facts, that if recognized as true, shall give the Buyers the right to indemnification pursuant hereto.

     2.4. The Buyers and the Sellers shall warrant that they have obtained the approval (consent) of the corresponding authorized managing bodies of the
Parties on fulfillment of the transaction under the conditions established by the present Contract.

     2.5. The Buyers shall warrant that they have obtained the preliminary consent of the Federal Antimonopoly Service of Russia on acquiring of Issuers'
SP.

    III. PRICE OF THE CONTRACT AND THE PROCEDURE OF SETTLEMENT OF THE PARTIES

     3.1. The Buyers shall undertake to accept the Property and to pay for it under the following price:

     Price of 100 registered ordinary uncertified shares of Closed joint-stock company ((Nevsky channel)) shall make: 78,706 (Seventy eight thousand seven hundred and six) US Dollars.

     Price of 25 registered ordinary uncertified shares of Closed joint-stock company "Television company "VarianT" shall make: 81,855 (eighty one thousand eight hundred and fifty five) US Dollars.

     Price of 100 % participation share in the charter capital of Society with limited responsibility "Television company "T-8" shall make 59,000 (fifty nine thousand) US Dollars.

     Price of the technical equipment specified in Appendix 1 to the present
Contract shall make: 118,449 (one hundred eighteen thousand four hundred and forty nine) US Dollars, including VAT (18%) in the amount of 18,068.49
(eighteen thousand sixty eight 49/100) US Dollars.

     The price of the Contract shall make: 338,010 (three hundred thirty eight thousand and ten) US Dollars, including VAT (18%) in the amount of 18,068.49
(eighteen thousand sixty eight 49/100) US Dollars.

     3.2. Payment of the price of the Contract shall be executed by the Buyers in roubles at the Central bank RF exchange rate on the payment date.

     3.3. The Buyers shall undertake to pay to the Sellers the price of the
Property by its transfer to the settlement account of the Sellers not later than
3 (three) banking days from the moment of passing to the Buyers of ownership title to the Property under the procedure established by Section IV of the present Contract. The price of the Contract specified in para 3.1. shall include all possible taxes that can arise with the Sellers in connection with realization of the Property pursuant to the legislation of Russia on taxes and duties.

     3.4. The Buyers shall be obliged to present to the Sellers the original document on execution of payments according to para 3.3 of the present Contract with the mark of thebank on execution.

     The Buyers can present a copy of the specified document upon the consent of the Sellers.

                 IV. PASSING OF OWNERSHIP TITLE TO THE PROPERTY

     4.1. The Buyers shall get the ownership right to Issuers' SP from the moment of making credit entry to depot account of the Buyers in OOO "Depozitary
Irkol" (further-Depositary), located at the address: Bld.1, 4/3 Myzsnizky pr.,
107078, Moscow, Russia, to the participation share of OOO "Television company
"T-8" - from the moment of receipt by this Company of the notice in writing from the Sellers on the transfer of the share, and to the technical equipment - from the moment of signing by the Parties of acceptance-transfer acts.

     4.2. Both Parties shall be responsible for execution of the actions necessary for realization of transfer of the ownership title to SP from the
Sellers to the Buyers.

     4.3. The Sellers shall be obliged within 7 (seven) days upon signing the present Contract and receipt from the Buyers of the copies of letters regarding acquiring of the Issuers' SP from FAS of Russia certified by them to sign and transfer to the Buyers the mandate to transfer the SP from the depot account of the Sellers to the depot account of the Buyers in the Depositary. Upon receipt of such mandates the Buyers shall undertake to sign the specified mandates on the same day and to transfer them to Depositary for realization of transfer of the SP from the depot account of the Sellers to the depot account of the Buyers.

     4.4. Not later than the next day after the date of transfer to the
Depositary by the Buyers of the mandates on transfer of SP signed by both
Parties according to para 4.3. of the present Contract the Sellers shall undertake to present the Buyers copies of the following documents:

     o    Notices on carrying out the operation on transfer of SP from the depot account of the Sellers to the depot account of the Buyers issued by the Depositary to the Sellers upon the fact of conducting such operation; and

     o    Extracts from the Sellers' depot account confirming writing off
          (absence) of SP on the specified depot account issued by the
          Depositary at their request.

     4.5. Not later than the next day after the date of transfer to the
Depositary by the Buyers of the mandates on transfer of SP signed by both
Parties according to para 4.3. of the present Contract the Buyers shall undertake to present the Sellers copies of the following documents:

     o    Notices on carrying out the operation on transfer of SP from the depot account of the Sellers to the depot account of the Buyers issued by the Depositary to the Buyers upon the fact of

          conducting such operation; and

     o    Extracts from the Buyers' depot account confirming remittance
          (presence) of SP on the specified depot account issued by the
          Depositary at their request.

     4.6. The Sellers shall be obliged within 1 month upon receipt from the
Buyers of the letter of FAS of Russia regarding purchase of 100 % of participation share in the charter capital of OOO "Television company "T8"
certified by them to direct to the Company the notice on transfer of the share and to present to the Buyer the certified copy of this notice with the mark of the Company on its receipt.

     4.7. The Sellers shall be obliged to transfer to the Buyers the technical equipment according to Appendix 1 to the present Contract under acceptance-transfer acts (the form of OC-1) within the term established by para
4.3. of the present Contract for passing to the Buyers of the mandate to transfer SP.

                               V. FINAL PROVISIONS

     5.1. In case of non-fulfillment or inadequate fulfillment of obligations under the present Contract, the Party at fault shall bear the responsibility under the procedure stipulated by the current legislation of the Russian
Federation and the present Contract.

     5.2. In case of delay of execution of the obligation stipulated by para
3.3. of the present Contract, the Buyers shall pay to the Sellers penalty at the rate of 0,5 % of the price of the Contract (para 3.1. of the present Contract)
per each day of delay.

     5.3. Disputes arising upon execution of the present Contract, shall be considered in the Arbitration Court of Moscow if there is not possibility to solve them upon the agreement between the Parties.

     5.4. The Present Contract shall inure from the moment of its signing, and the obligations of the Parties of the present Contract to transfer, accept in ownership and pay 100 % participation share in OOO "Television company "T8" -
from the moment of receipt by the Buyers pf the consent of FAS of Russia to the
Buyers' purchase of the specified share.

     The present Contract shall terminate upon the appropriate execution by the
Parties of their obligations.

     5.5. The Present Contract shall be made in duplicate, one for each Party.

             6. ADDRESSES, REQUISITES AND SIGNATURES OF THE PARTIES

The Sellers:

Banking requisites   INN 0814089015, acc 40702810500050570601 in ACB
                     "Promsvyazbank" (ZAO) Moscow, cor/acc 30101810600000000119,
                     BIC 04458319
Postal address       Bld.2, 44 Krasnaya Presnya, 123022 Moscow
Place of location    Off.505, 249 Lenina Str., 358000 Elista
Name                 Denisevich Jury Valentinovich
                     [Signatire, stamp]

The Buyers:

Banking requisites   INN 7734218420, acc 40702810600000014019 in OJSC
                     "Alpha-bank" Moscow, cor/acc 30101810200000000593, BIC
                     044525593, OGRN 1027739082799
Place of location    12, 3rd Khoroshevskaya Str., 123298 Moscow
Name                 Khanumyan Vladimir Sergeevich
                     [Signatire, stamp]

                                                          Appendix 1 to the Sale
                                                          and purchase Contract
                                                          dd.02.09.2004 04-KP/04

                           LIST OF TECHNICAL EQUIPMENT

##      Equipment                                 Quantity, pieces   Serial number   Cost, $ (with VAT)
-----   -------------------------------------     ----------------   -------------   ------------------

1       Measuring-control complex for on-air
        broadcasting, including:                                                             2790
1.1     Indicator LM-16SK-V                               1                                   550
1.2     14"TV monitor                                     2                                   420
1.3     Measuring set MTP-31 041258502                    1                                   920
1.4     Measuring set APP-31 041258502                    1                                   900
2       Dehydrator DB6D-150                               1                                  1830
3       Set of broadcasting station, including:                                            113829
3.1     Equivalent of loading of 5 kW
        8892-300+BA-300-230                               1                                  4612
3.2 1   Manual switchboard VCh 1/2 1-5/8 "                1                                  1879
3.3     Directional coupler 1-5/8 "                       1                                   838
3.4     Angular transition 90 grad. 1/5/8 "
        with iners                                        4                                  1356
3.5     Cable 1+5/8 " 12 meters                           1                                   572
3.6     Flange 1 / 5-8 " with iner                        4                                  1052
3.7     Television transferring antenna                   1                                  7500
        system ASTU of panel type of UHF
        range on the basis of 8 antenna
        panels of COEL (Italy), operational
        frequency range 36 TBK, maximal
        radiation capacity 5 kW, circular,
        Kye=9, horizontal polarization
3.8     TV transmitter SCT512UB, (IV-V),                  1                                 96020
        target capacity of 5 kW, joint
        strengthening of picture and sound
        signals, reserve activator and
        automatic switch to reserve, LD MOS
        technology, resistance of loading
        50 Ohm, VLF=0 kHz, structurally
        executed in the form of one 19 "
        rack 44U, built-in air system of
        cooling, completely prepared for
        conversion into digital
        broadcasting in DVB-T standard by
        replacement of the activator,
        manufactured by Screen Service
        (Italy)

     The total cost of the equipment shall make 118,449 (one hundred eighteen thousand four hundred and forty nine) US Dollars.

[CTC-Region: Signature, stamp]                       [RosT.C.: Signature, stamp]